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                                                                   EXHIBIT 24.01

                                POWER OF ATTORNEY
                                   (Form 10-K)

      The undersigned, a Director of Ceridian Corporation, a Delaware corporation (the "Company"), does hereby make, nominate and appoint JOHN R. EICKHOFF and GARY M. NELSON, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

      I have signed this Power of Attorney as of February 1, 2002.


                                            /s/ Bruce R. Bond
                                            -----------------------------------
                                            Bruce R. Bond


                                            /s/ William J. Cadogan
                                            -----------------------------------
                                            William J. Cadogan


                                            /s/ Nicholas D. Chabraja
                                            -----------------------------------
                                            Nicholas D. Chabraja


                                            /s/ Robert H. Ewald
                                            -----------------------------------
                                            Robert H. Ewald


                                            /s/ Ronald T. LeMay
                                            -----------------------------------
                                            Ronald T. LeMay


                                            /s/ George R. Lewis
                                            -----------------------------------
                                            George R. Lewis


                                            /s/ Ronald L. Turner
                                            -----------------------------------
                                            Ronald L. Turner


                                            /s/ Carole J. Uhrich
                                            -----------------------------------
                                            Carole J. Uhrich